                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                                 MBf USA, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
Shefsky & Froelich Ltd., Suite 2500, 444 N. Michigan Ave., Chicago, IL 60611
Attn: Dennis B. O'Boyle
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box)

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

       -------------------------------------------------------------------------

     2)  Aggregate number of securities to which transaction applies:

       -------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

       -------------------------------------------------------------------------

     4)  Proposed maximum aggregate value of transaction:

       -------------------------------------------------------------------------

     5)  Total fee paid:

       -------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identifying the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

       -------------------------------------------------------------------------

     2)  Form, Schedule or Registration Statement No.:

       -------------------------------------------------------------------------

     3)  Filing Party:

       -------------------------------------------------------------------------

     4)  Date Filed:

       -------------------------------------------------------------------------

                                MBf USA, INC.
                       500 PARK BOULEVARD, SUITE 1260
                           ITASCA, ILLINOIS 60143


===============================================================================

                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

===============================================================================

To the Shareholders of MBf USA, INC.:

     Notice is hereby given that a special meeting of shareholders (the "Meeting" or the "Special Meeting") of MBf USA, Inc., a Maryland corporation (the "Company"), will be convened at the offices of the Company, 500 Park Blvd., Suite 1260, Itasca, Illinois 60143, on June 23, 1998 at 10:00 a.m. Central Daylight Saving Time (the "Meeting Date"). All holders of Common Stock, par value $.01 per share, and Series A Convertible Common Stock, par value $.01 per share of the Company (the "Shareholders") are entitled to attend the Meeting. The Company is soliciting proxies, pursuant to the attached Proxy Statement, for use at the Special Meeting on the Meeting Date. The Company expects that a quorum will be present on the Meeting Date and that the proposals to be considered by the Shareholders will be:

     (1) To amend the Company's Articles of Incorporation in order to change the name of the Company to WRP Corporation;

     (2) To vote to approve an increase in the number of shares of Common Stock which may be issued under the MBf USA, Inc. Amended and Restated Omnibus Equity Compensation Plan ("Plan") and amend the name of the Plan; and

     (3) To transact any other business as may properly come before the Meeting, or any adjournment or postponement thereof.

     Only Shareholders of record at the close of business on June 5, 1998, are entitled to receive notice of the Meeting and to vote at the Meeting or any adjournment or postponement thereof (the "Eligible Holders"). A list of Eligible Holders will be available for inspection at the Company's office for at least 10 days prior to the Meeting.

     All Shareholders are cordially invited to attend the Special Meeting. Those who cannot attend are urged to sign, date and otherwise complete the enclosed proxy and return it promptly in the envelope provided. Any Shareholder giving a proxy has the right to revoke it at any time before it is voted.

                                       By order of the Board of Directors:



                                       Edward J. Marteka
Itasca, Illinois                       President
June 5, 1998

===============================================================================
                               PROXY STATEMENT
                                     FOR
                     SPECIAL MEETING OF SHAREHOLDERS OF
                                MBf USA, INC.
                                June 23, 1998
===============================================================================

     This proxy statement (the "Proxy Statement") is furnished to all holders of record as of the close of business on June 5, 1998 of Common Stock, par value $.01 per share (the "Common Stock"), and Series A Convertible Common Stock, par value $.01 per share (the "Series A Common Stock") (the "Shareholders") of MBf USA, Inc., a Maryland corporation (the "Company"), in connection with the solicitation of proxies by and on behalf of the Company's Board of Directors (the "Directors" or the "Board") to be voted at a special meeting of Shareholders (the "Meeting" or the "Special Meeting"). The Special Meeting will be convened at the offices of the Company, 500 Park Blvd., Suite 1260, Itasca, Illinois, 60143 on June 23, 1998 at 10:00 a.m. Central Daylight Saving Time (the "Meeting Date"), or any adjournment or postponement thereof. This Proxy Statement, and the enclosed form of proxy are first being mailed or otherwise delivered to Shareholders on or about June 6, 1998. Shareholders who wish to attend the Meeting should contact the Company at (630) 285-9191 so that arrangements can be made.

     The Company expects that a quorum will be present on the Meeting Date and that the proposals to be considered by the Shareholders will be:

     (1) To amend the Company's Articles of Incorporation in order to change the name of the Company to WRP Corporation;

     (2) To vote to approve an increase in the number of shares of Common Stock which may be issued under the MBf USA, Inc. Amended and Restated Omnibus Equity Compensation Plan ("Plan") and amend the name of the Plan; and

     (3) To transact any other business as may properly come before the Meeting, or any adjournment or postponement thereof.

     THE PROXIES SOLICITED BY THE COMPANY PURSUANT TO THIS PROXY STATEMENT ARE SOLICITED FOR USE AT THE MEETING WHEN CONVENED ON THE MEETING DATE AND ANY SUBSEQUENT ADJOURNMENTS AND MAY NOT BE USED FOR ANY OTHER PURPOSE, INCLUDING THE DETERMINATION OF WHETHER A QUORUM IS PRESENT, PRIOR TO THE MEETING DATE. THEREFORE, IT IS ANTICIPATED THAT THE BUSINESS OF THE COMPANY TO BE CONSIDERED AT THE MEETING, WITH RESPECT TO WHICH PROXIES ARE SOLICITED PURSUANT TO THIS PROXY STATEMENT, WILL BE ADDRESSED ON THE MEETING DATE.

     The shares of Common Stock and/or the Series A Common Stock (the "Shares") represented by properly executed proxies in the accompanying form received by the Board of Directors on or before the Meeting Date will be voted at the Meeting. The Shares not represented by properly executed proxies or held by Shareholders who attend the Meeting will not be voted. Where a Shareholder specifies a choice in a proxy with respect to any matter to be acted upon, the Shares represented by the such proxy will be voted as specified. When a Shareholder does not specify a choice, in any otherwise properly executed proxy, with respect to any proposal referred to therein, the Shares represented by such proxy will be voted with respect to the proposal in accordance with the recommendations of the Board of Directors described herein. A Shareholder who signs and returns a proxy in the accompanying form may revoke it by: (i) giving written notice of revocation to the Assistant Secretary of the Company before the proxy is voted at the Meeting on the Meeting Date; (ii) executing and delivering a later-dated proxy; or (iii) attending the Meeting on the Meeting Date and voting his or her Shares in person.

     Approval of proposals (1) and (2) above requires the affirmative vote of the holders of at least a majority of all outstanding shares of Common Stock and Series A Common Stock, with the holders of Common Stock and Series A Common Stock voting together as a single class. Shares represented at the Meeting as the result of proxies marked "abstain" will be counted for purposes of determining the existence of a quorum at the Meeting, but will not be voted. Shareholders have no cumulative voting rights. Shares held by brokers will not be considered entitled to vote on matters as to which the brokers have not received authority to vote from beneficial owners.

     It is not anticipated that matters other than those set forth in the Notice of Special Meeting, as described herein, will be brought before the Meeting for action. If any other matters properly come before the Meeting, it is intended that votes thereon will be cast pursuant to said proxies in accordance with the best judgment of the proxy holders.

RECORD DATE

     The close of business on June 5, 1998 has been fixed by the Board of Directors of the Company as the record date (the "Record Date") for the determination of Shareholders entitled to receive notice of, and to vote at, the Meeting. Each outstanding share of Common Stock and Series A Common Stock is entitled to one (1) vote on all matters herein. On the Record Date, the Company had outstanding 5,649,825 shares of Common Stock and 1,252,538 shares of Series A Common Stock. Only Shareholders of record as of the Record Date will be entitled to vote at the Meeting or any adjournment thereof. A quorum, consisting of the holders of at least a majority of all issued and outstanding Shares eligible to vote, must be present, in person or by proxy, at the Meeting for valid Shareholder action to be taken at the Meeting or any adjournment thereof.

EXPENSES OF SOLICITATION

     The expenses of this solicitation of proxies will be borne by the Company, including expenses in connection with the preparation and mailing of this Proxy Statement and all documents which now accompany or may hereafter supplement it. The Company anticipates the total cost of this proxy solicitation to be $10,000.00. Solicitations will be made only by the use of the mails, except that, if deemed desirable, officers and regular employees of the Company may solicit proxies by telephone, telegram, facsimile, or personal calls. Officers and regular employees of the Company will not be paid additional compensation for soliciting proxies. It is contemplated that brokerage houses, custodians, nominees, and fiduciaries will be requested to forward the proxy soliciting material to the beneficial owners of the Common Stock held of record by such persons and that the Company will reimburse them for their reasonable expenses incurred in connection therewith.

       SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock and Series A Common Stock as of May 15, 1998 by: (i) each Director of the Company who beneficially owns Common Stock or Series A Common Stock; (ii) each Executive Officer of the Company; (iii) each person that is known by the Company to beneficially own in excess of five percent of the outstanding shares of its Common Stock and Series A Common Stock; and (iv) all Directors and Executive Officers, as a group. Except as otherwise indicated in the footnotes to the table, the Shareholders named below have sole voting and investment power with respect to the shares of Common Stock and Series A Common Stock beneficially owned by them.

                                                                                        PERCENT OF
                                                               AMOUNT AND NATURE OF    TOTAL VOTING
TITLE OF CLASS         NAME OF BENEFICIAL OWNER                BENEFICIAL OWNERSHIP      STOCK(5)
--------------         ------------------------                --------------------      --------
Series A Common Stock  Wembley Rubber Products (M) Sdn. Bhd.(1)           1,252,538        18.3%
Common Stock           Wembley Rubber Products (M) Sdn. Bhd.(1)           2,500,000        36.5%
Common Stock           MBf International Ltd.(2)                          1,682,275(4)     24.5%
Common Stock           Heng Sewn Loi                            47,334(3)
Common Stock           Heng Sewn Loi                            12,824       60,158          *
                                                               -------
Common Stock           Edward J. Marteka                        51,000(3)
Common Stock           Edward J. Marteka                        14,500       65,500          *
                                                               -------
Common Stock           George Jeff Mennen                                     5,000(3)       *
Common Stock           Robert J. Simmons                                      5,000(3)       *
Common Stock           Don L. Arnwine                                         5,000(3)       *
Common Stock           Robert C. Carter                          7,000(3)
Common Stock           Robert C. Carter                          3,000       10,000          *
                                                               -------
Common Stock           Total Executive Officers & Directors    120,334(3)
                       as a group (9 persons)                   30,324      150,658         2.2%
                                                               -------

*Represents less than 1%

(1) Wembley Rubber Products (M) Sdn. Bhd. ("WRP") is located at 28th Floor, Wisma Denmark, 86, Jalan Ampang, 50450, Kuala Lumpur, Malaysia.
(2) MBf International Ltd. is located at 17th Floor, One Pacific Place, 88 Queensway, Hong Kong. MBf International Ltd. is a wholly-owned subsidiary of MBf Holdings Sdn. Bhd., a publicly-traded Malaysian company. The owners of more than 5% of the shares of MBf Holdings Sdn. Bhd. are the Estate of Tan Sri Dato (Dr.) Loy Hean Heong and MBf Land Bhd. which own 27.2% and 9.6%, respectively, of the issued capital.
(3) Represents shares to be issued upon exercisable options granted under the Company's Omnibus Equity Compensation Plan.
(4) On March 31, 1998, WRP entered into a call and put option agreement with MBf International whereby WRP had the right to purchase up to 50% of the
    1,682,275   shares of the Company's Common Stock owned by MBf International for $6.00 per share for the one year period beginning March 31, 1999, and MBf International had the right to sell to WRP up to 1,682,275 shares for $5.00 per share over the same one year period.
(5) Percent of class is based upon the combined number of shares of Series A Common Stock and Common Stock outstanding on May 15, 1998.

                   MATTER TO BE CONSIDERED BY SHAREHOLDERS

1.   AMENDMENT OF ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY

     The Board of Directors has approved and recommended to Shareholders the adoption of an amendment to the Company's Articles of Incorporation to change the name of the Company to WRP Corporation. In the event that Shareholders approve this amendment to the Company's Articles of Incorporation, the Board of Directors will cause to be filed the necessary documents with the Secretary of State of Maryland and all other jurisdictions where such documents are required to be filed.

     The Company is submitting this proposal to the Shareholders for the change of name to reflect the corporate identity and ownership of WRP in the Company. The change of name is also in line with the provision contained in the Sale and Purchase Agreement (the "Agreement") dated May 20, 1997 between the Company and WRP wherein the Company agreed to change its name within 90 days of the closing of the Agreement.

     The proposed amendment to the Company's Articles of Incorporation would not affect, in any way, the validity or transferability of the Company's stock certificates presently outstanding, and the Shareholders would not be required to surrender or exchange any certificates now held by them. The proposed amendment would not affect in any way the capital or corporate structure of the Company.

     RECOMMENDATION OF THE BOARD: THE FOLLOWING RESOLUTION WILL BE PRESENTED FOR A VOTE OF THE SHAREHOLDERS AT THE SPECIAL MEETING OF SHAREHOLDERS AND THE BOARD OF DIRECTORS RECOMMENDS THAT IT BE APPROVED:

           RESOLVED, the Company's Articles of Incorporation be amended to change the name of the Company to WRP Corporation.

     The affirmative vote of a majority of the votes cast by Shareholders present in person or by proxy and eligible to vote at the Meeting, a quorum being present, is required for the adoption of the foregoing resolution.

2. APPROVAL OF AN INCREASE IN THE NUMBER OF SHARES OF COMMON STOCK WHICH MAY BE ISSUED UNDER THE MBf USA, INC. AMENDED AND RESTATED OMNIBUS EQUITY COMPENSATION PLAN AND TO CHANGE THE NAME OF THE PLAN

     The purpose of the MBf USA, Inc. Amended and Restated Omnibus Equity Compensation Plan (the "Plan") is to encourage ownership of Common Stock by the Company's key employees, directors and agents in order to attract such persons, to induce such persons to remain in the employ of or act on behalf of the Company or its affiliates, and to provide additional compensation for such persons to promote the success of the Company or its affiliates. Key employees include, but are not limited to, employees who are also officers or directors of the Company or its affiliates.

     The decision to grant options and to issue restricted and non-restricted stock grants to these individuals is intended to reward them for their services to the Company without burdening the Company with significant increases in direct compensation. The Company's directors and key employees have been endeavoring to reach the Company's objective of increasing the Company's share of and profitability within the examination glove market. Through their efforts, the Company believes that significant progress has been made toward this objective. The Board believes that the ability to achieve this objective is best served by the alignment of the financial success of the Company's directors, key employees and agents with that of its shareholders.

     Shareholder approval of this amendment to the Plan is sought to continue to qualify the Plan under Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and thereby render certain transactions under the Plan exempt from certain provisions of Section 16 of the Exchange Act.

     As of May 15, 1998, the Company has granted options and issued restricted and non-restricted stock grants for 271,016 shares of Common Stock available for issuance under the Plan, of which options to purchase 71,558 shares have already been exercised. The Board has authorized an increase of 1,000,000 shares of Common Stock for issuance under the Plan, for a total of 1,400,000 shares. The Board believes that it is in the best interests of the Company and the Shareholders to: (i) increase the number of shares of Common Stock which may be issued under the Plan in order to continue to attract key persons to the Corporation and reward them for their efforts; and (ii) amend the name of the Plan to reflect the proposed new name of the Company. With the exception of increasing the number of shares of Common Stock which may be issued under the Plan, and amending the name of the Plan, the Board is not seeking Shareholder approval of any other provisions of the Plan. Therefore, the Board recommends that the Shareholders vote to increase the number of shares of Common Stock which may be issued under the Plan, and to amend the name of the Plan.

General

     The Plan grants the Board authority to issue options to purchase, and make restricted or non-restricted stock grants for up to 400,000 shares (to be increased to 1,400,000 shares) of Common Stock and any other stock or security resulting from adjustments or substitutions as described in the Plan. The Common Stock will be reserved and available for purchase upon the exercise of options and issuance of restricted or non-restricted stock grants granted under the Plan.

     The Plan provides for the issuance of incentive options under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and nonstatutory options which are not intended to be incentive stock options under Section 422 of the Code. The decision as to whether incentive options or nonstatutory options will be issued to recipients is solely within the discretion of the Board. The Board will administer the Plan and have the authority to determine, among other things, the individuals to be granted incentive options or nonstatutory options, the exercise price at which the Common Stock may be acquired, the number of shares subject to each option and the exercise period of each option. The Board will also be authorized to construe and interpret the Plan and to prescribe additional terms and conditions of exercise in option agreements and provide the form of option agreement to be utilized with the Plan.

     Incentive options terminate not more than ten years from the date of grant; however, such options terminate not more than five years from the date of grant if such options are required to have an exercise price of at least 110% of fair market value. Nonstatutory options terminate not more than eleven years from the date of grant.

     Options will not be transferable except by will or by the laws of descent and distribution, and are exercisable during an optionee's lifetime only by the optionee or the appointed guardian or legal representative of the optionee.

     The Plan requires the optionee to pay, at the time of exercise, for all shares acquired on exercise in cash or other forms of consideration acceptable to the Board.

     If the Corporation declares a stock dividend, splits its stock, combines or exchanges its Common Stock, or engages in any other transactions which result in a change in capital structure, such as a merger, consolidation, dissolution, liquidation or similar transaction, the Board may adjust or substitute, as the case may be, the number of shares of Common Stock available for issuance upon exercise of options granted under the Plan, the number of shares covered by outstanding options, the exercise price per share of outstanding options, any target price levels for vesting of the options and any other characteristics of the options as the Board deems necessary to equitably reflect the effects of those changes on the option holders.

     As of May 15, 1998, the Company has granted options and issued restricted and non-restricted grants of Common Stock for a total of 271,016 shares under the Plan. Included in the count are options to purchase 59,648 shares granted to directors of the Company and options to purchase, and issuance of restricted and non-restricted grants for 211,368 shares granted to other employees or agents of the Company.

     The option or grants made pursuant to the Plan may contain such provisions as the Compensation Committee of the Board of Directors shall determine, including vesting provisions and exercise price, as to options, and restrictions, as to grants of Common Stock.

Aggregated Option Exercises in Fiscal 1997 and Fiscal Year-End Option Values

     The following table provides information on option exercises during the year ended December 31, 1997 by the Company's executive officers and the value of each such party's unexercised options as of December 31, 1997.


==================================================================================================
                                             Number of Securities          Value of Unexercised
                                            Underlying Unexercised         In-the-Money Options
                                             Options at 12/31/97             at 12/31/97 (1)
--------------------------------------------------------------------------------------------------
                      Share
                    Acquired     Value
                   on Exercise  Realized
      Name             (#)        ($)     Exercisable  Unexercisable    Exercisable  Unexercisable
--------------------------------------------------------------------------------------------------
Heng Sewn Loi           0          0        51,666         3,334          $56,600        $717
--------------------------------------------------------------------------------------------------
Edward J. Marteka       0          0        51,666         3,334          $56,600        $717
==================================================================================================

(1) Based upon value of Common Stock of $3.875 per share at close of business on December 31, 1997.

Discussion of Federal Income Tax Consequences

     The following summary of tax consequences is not comprehensive and is based on laws and regulations in effect on June 5, 1998. These laws and regulations are subject to change on a retroactive basis.

     The grant of a nonqualified option under the Plan is not a taxable event and the Company is not entitled to a deduction upon such grant. Upon exercise of a nonqualified option, participants will be taxed at ordinary income rates on the difference between the exercise price of the option and the fair market value of the Common Stock issued pursuant to such exercise. Fair market value generally will be determined on the date of exercise (or in the case where a sale of property could subject a transferor to suit under Section 16(b) of the Securities Exchange Act of 1934, the later of the date of exercise and the date which is six months and one day after the date on which the option was granted, unless the participant elects to be taxed based on the fair market value at the date of exercise). The Company will receive a corresponding deduction for the amount of income recognized by a participant upon exercise of an option in the same year the participant recognizes income in connection with the exercise of an option. The participant, generally, will have a tax basis for the Common Stock acquired equal to the fair market value of the Common Stock at the date of exercise. Any gain or loss realized upon the subsequent sale of the Common Stock issued upon exercise of a nonqualified option will be taxed at either long-term or short-term capital gain (or loss) rates, depending on the selling stockholder's holding period. The subsequent sale would have no tax consequences for the Company.

     The recipient of an incentive stock option generally will not recognize any income upon its grant or upon its exercise if no disposition of the Common Stock received upon exercise is made within two years from the date of grant or within one year after the acquisition of the Common Stock. The excess of the fair market value of the Common Stock over the exercise price of the Common Stock received upon the exercise of an incentive stock option, however, is a tax preference item in the year of exercise which may subject the recipient to an alternative minimum tax. Upon a subsequent sale of Common Stock acquired pursuant to exercise of an incentive stock option, if the foregoing holding periods are met, the recipient will recognize a long-term capital gain upon the difference between the sale price and the exercise price, and the Company will receive no deduction from taxable income. If these holding periods are not met, the recipient generally will realize ordinary income to the extent of the difference between the exercise price and the fair market value of the Common Stock on the date the option is exercised. However, if the disposition is by a sale or exchange at a price less than the fair market value of the Common Stock on the date of exercise, then, in general, the amount of ordinary income is limited to the gain recognized on such sale or exchange. If the sale price exceeds the fair market value of the Common Stock on the date of exercise, such excess will be a long-term or short-term capital gain, depending on the employee's holding period for the Common Stock being sold. The Company will have a deduction in an amount equal to the ordinary income recognized by the optionee.

     RECOMMENDATION OF THE BOARD: The Board recommends that the Shareholders concur in the following resolution which will be presented for a vote of the Shareholders at the Special Meeting:

           RESOLVED, that the MBf USA, Inc. Amended and Restated Omnibus Equity Compensation Plan be amended to: (i) increase the number of shares of Common Stock which may be issued under such plan from 400,000 shares to 1,400,000 shares; and (ii) be renamed the "WRP Corporation Amended and Restated Omnibus Equity Compensation
     Plan."

     The affirmative vote of a majority of the votes cast by Shareholders present in person or by proxy and eligible to vote at the Meeting, a quorum being present, is required for the adoption of the foregoing resolution.

                             REQUESTS FOR DOCUMENTS

     Any requests for documents or other information should be directed to the Company's Controller, Robert Carter, at (630) 285-9191. The Company will forward such documents, via first class mail, upon receipt of a Shareholder's written request therefor.

                                OTHER MATTERS

     As of the date of this Proxy Statement, no business, other than that discussed above, is to be acted upon at the Meeting. If other matters not known to the Board of Directors should, however, properly come before the Meeting, the persons appointed by the signed proxy intend to vote it in accordance with their best judgment.

                                      MBf USA, INC.
                                      By Order of the Board of Directors



                                      Edward J. Marteka
                                      President

Itasca, Illinois
June 5, 1998


===============================================================================
  YOUR VOTE IS IMPORTANT. THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY
         THE EXPENSE OF FURTHER REQUESTS FOR PROXIES. PLEASE PROMPTLY
   MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE.
===============================================================================

345248

                                   PROXY CARD
                                  MBf USA, INC.
          500 PARK BOULEVARD, SUITE 1260, ITASCA, ILLINOIS  60143-2639
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Edward J. Marteka and Robert Carter and each of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote all the shares of Common Stock or Class A Common Stock of MBf USA, Inc. (the "Company"), a Maryland corporation, held of record by the undersigned, at a Special Meeting of Shareholders ("Meeting") to be held on June 23, 1998, or any adjournments or postponements thereof, as hereinafter specified on the matters as more specifically described in the Company's proxy statement and in their discretion on any other business that may properly come before the Meeting.

     1. Proposal to amend the Company's Articles of Incorporation in order to change the name of the Company:

         [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

     2. Proposal to amend the MBf USA, Inc. Amended and Restated Omnibus Equity Compensation Plan to increase the number of shares which may be issued thereunder and to amend the name of the Plan:

         [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

     This proxy, when properly executed, will be voted in the manner designated herein by the undersigned shareholder. If no designation is made, the Proxy will be voted FOR the above Proposals.


PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.


                                       DATED:                           , 1998
                                             ---------------------------


                                       ---------------------------------------
                                                    (Signature)

                                       By:
                                          ------------------------------------
                                              (Signature if held jointly)


                                       Please sign as name appears hereon.
                                       When shares are held jointly, both
                                       should sign.  When signing as attorney,
                                       executor, administrator, trustee or
                                       guardian, please give full title as
                                       such.  If a corporation, please sign in
                                       full corporate name by president or
                                       other authorized officer.  If a
                                       partnership, please sign in partnership
                                       name by authorized partner.


THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR ITEMS 1 AND 2.